Condensed Consolidated Statements of Operations - USD ($) shares in Thousands, $ in Thousands	3 Months Ended
	Mar. 31, 2024	Mar. 31, 2023
Revenue:
Total revenue	$ 0	$ 17
Operating expenses:
Research and development	63,851	37,386
General and administrative	9,974	6,397
Total operating expenses	73,825	43,783
Loss from operations	(73,825)	(43,766)
Other income (expense):
Interest expense	(8,130)	(7,563)
Interest income	3,304	2,483
Other expense, net	(59)	(70)
Total other expense	(4,885)	(5,150)
Loss before income tax expense	(78,710)	(48,916)
Provision for income taxes	0	0
Net loss	$ (78,710)	$ (48,916)
Net loss per share, basic (in dollars per share)	$ (1.44)	$ (1.12)
Net loss per share, diluted (in dollars per share)	$ (1.44)	$ (1.12)
Weighted-average shares of common stock and pre-funded warrants outstanding, basic (in shares)	54,554	43,575
Weighted-average shares of common stock and pre-funded warrants outstanding, diluted (in shares)	54,554	43,575
License fee revenue
Revenue:
Total revenue	$ 0	$ 17